                                                                 EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Ronald L. Bornhuetter
                                          ------------------------
                                          Ronald L. Bornhuetter
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Nicholas M. Brown, Jr.
                                          -------------------------
                                          Nicholas M. Brown, Jr.
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr. Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Robert A. Belfer
                                          -------------------------
                                          Robert A. Belfer
                                          Director

Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/John P. Birkelund
                                          -------------------------
                                          John P. Birkelund
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/C. W. Carson, Jr.
                                          -------------------------
                                          C. W. Carson, Jr.
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Dan Ciampa
                                          -------------------------
                                          Dan Ciampa
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Todd G. Cole
                                          -------------------------
                                          Todd G. Cole
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman, and Celia R.
Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Michael G. Fitt
                                          -------------------------
                                          Michael G. Fitt
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Daniel J. McNamara
                                          -------------------------
                                          Daniel J. McNamara
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Stephen Robert
                                          -------------------------
                                          Stephen Robert
                                          Director


Dated:  March 11, 1998

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                          /s/Herbert S. Winokur, Jr.
                                          -------------------------
                                          Herbert S. Winokur, Jr.
                                          Director


Dated:  March 11, 1998